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Exhibit 10.116

                                OPTION AGREEMENT


         This Option Agreement (this "Agreement") is entered into by and between Unison HealthCare Corporation, a Delaware corporation (the "Company"), and David
A. Kremser ("Kremser") as of March 31, 1997.

                                    RECITALS

         The Company and Kremser wish to enter into the Services Agreement dated as of March 31, 1997 (the "Services Agreement") pursuant to which Kremser will provide services to the Company in his capacity as Chairman of the Executive Committee of the Board of Directors.

         The Company wishes to grant to Kremser, as an inducement for Kremser to enter into the Services Agreement, options to acquire capital stock of the Company as set forth in this Agreement.

                                    AGREEMENT

         In consideration of the mutual covenants set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

         1. Definitions. The following terms, when used in this Agreement with initial capital letters, will have the following meanings:

                  (a) "Acquisition Event" means (i) a merger or consolidation of the Company with one or more other Persons, whether or not the Company is the surviving corporation, (ii) a sale or other disposition of all or substantially all of the assets of the Company pursuant to a plan that provides for the liquidation of the Company, or (iii) an exchange by the holders of all of the outstanding shares of Common Stock for securities issued by another Person, or in whole or in part for cash or other property, pursuant to a plan of exchange approved by the holders of a majority of such outstanding shares.

                  (b) "Board" means the board of directors of the Company.

                  (c) "Common Stock" means the common stock of the Company, par value $0.001 per share.

                  (d) "Convertible Securities" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, additional shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

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                  (e) "Fair Market Value" means, as to any securities, the
Market Price of such securities, and, as to other property (including securities that are not listed or admitted to trading on any national securities exchange, quoted on the NMS (as defined below) or traded in the over-the- counter market), the price at which a willing seller would sell and a willing buyer would buy such property having full knowledge of the facts, in an arm's-length transaction without time constraints, and without being under any compulsion to buy or sell. For purposes of this Agreement, the Fair Market Value of any item will be determined by agreement between the Company and Kremser or, if they cannot agree on such Fair Market Value within 20 days after the need for such determination arises, by an independent investment banking firm of nationally recognized standing selected by Kremser in good faith and approved by the Company, which approval will not be unreasonably withheld. The fees and expenses of any such investment banking firm will be paid one-half by Kremser and one-half by the Company.

                  (f) "Market Price" means, with respect to any securities on a given date, the average of the Closing Prices for 10 consecutive Trading Days ending on the Trading Day immediately preceding the date in question. As used herein, "Closing Price" means the last reported sale price regular way or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case as reported on the New York Stock Exchange Composite Tape or, if such sale or sales, as applicable, are not so reported, the reported last sales price regular way or, if no, such sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which such securities are listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations National Market System (the "NMS") or, if not listed or admitted to trading on any national securities exchange or quoted on the NMS, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected by Kremser for that purpose. "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on such exchange or in such market.

                  If such securities are not listed or admitted to trading on any national securities exchange, quoted on the NMS or traded in the over-the-counter market, the "Market Price" per share on any date will be deemed to be the Fair Market Value thereof.

                  (g) "Person" means a human being or a corporation, partnership, limited liability company, trust, unincorporated organization, association or other entity.

                  (h) "Termination For Cause" means the termination of Kremser's services to the Company (i) based on a determination by the Board, made in good faith and on a reasonable basis, that Kremser has engaged in conduct constituting willful misconduct or gross negligence, which misconduct or negligence will have resulted in material damage to the Company, or (ii) because Kremser has been convicted of a felony or been adjudged by a court of competent jurisdiction, without a right to further appeal, to have defrauded the Company.

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         2. Grant of Option. Effective March 31, 1997, the Company grants to
Kremser options (the "Options") to purchase from the Company 50,000 shares of Common Stock (the "Shares"), at a purchase price of $2.875 per share (the "Exercise Price"). The Options are issued under and are subject to the Unison HealthCare Corporation 1995 Stock Option Plan, as revised (the "Plan"). The Options are Nonqualified Stock Options under the Plan. The parties acknowledge that the Plan provides a minimum level of rights of option holders, and that, as permitted by Section 6(n) of the Plan, this Agreement provides additional and more extensive rights to Kremser. To the extent that a court of competent jurisdiction determines that terms of this Agreement are not permitted by the terms of the Plan, the terms of the Plan will govern.

         3. Exercise Term of Options. The Options may be exercised immediately, in whole or in part, at any time and from time to time, prior to termination pursuant to Section 4.

         4. Termination. The Options will terminate on the earliest of:

                  (a) March 31, 2002;

                  (b) two years after the date Kremser ceases to provide services to the Company for any reason other than death, permanent disability, retirement or Termination For Cause;

                  (c) three years after the date Kremser ceases to provide services to the Company because of death, permanent disability or retirement; and

                  (d) 190 days after the date Kremser ceases to provide services to the Company due to a Termination For Cause.

         5. Restrictions on Transfer. The Options may not be transferred by Kremser except as expressly provided in this Section, and any attempted transfer in violation of this Section is void and of no force or effect. The Options may be transferred in whole or in part at any time and from time to time to the heirs or personal representatives of Kremser or to a trust for the benefit of Kremser's family members, provided that any such transferee agrees to be bound by the provisions of this Agreement by executing a counterpart signature page to this Agreement (each a "Permitted Transferee"). Where the context so requires, a reference in this Agreement to "Kremser" will be deemed to include a reference to a Permitted Transferee.

         6. Manner of Exercise.

                  (a) Each Option will be exercisable by Kremser or a Permitted Transferee by written notice to the Company, which notice will state the election to exercise all or a specified number of the Options and be signed by Kremser or such Permitted Transferee, as the case may be. Such notice will be accompanied by payment of the full exercise price for the Options exercised: (i) in cash or by cashier's check; (ii) at Kremser's election, by delivery of shares of Common Stock ("Delivered Stock"); or (iii) at Kremser's election, by delivery of a combination of cash and Delivered Stock. If payment is made in whole or in part in Delivered Stock, each share of Delivered Stock will be deemed to have a value equal to its

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Market Price on the date of exercise. Notwithstanding the foregoing, the Company may arrange for or cooperate with a broker-assisted cashless exercise of the Options. The Company may also extend and maintain, or arrange for the extension and maintenance of, credit to Kremser to finance the exercise of all or any part of the Options.

         (b) The Company will, within 10 days after receipt of such notice of exercise and payment, issue and deliver to Kremser a certificate or certificates representing the Shares issuable upon such exercise. Any liability for foreign, federal, state or local taxes resulting from the exercise of, and the disposition of the Shares issued pursuant to, the Options will be the sole responsibility of Kremser (other than taxes in respect of income of the Company, if any).

         7. Registration Rights. Any Shares issued upon exercise of the Options will be deemed to be "Registrable Securities" as defined in, and subject to, the Registration Rights Agreement between the Company and Kremser dated as of October 31, 1996.

         8. Antidilution. The number of Shares issuable upon exercise, and the Exercise Price, of the unexercised Options will be adjusted from time to time as set forth in this Section.

                  (a) Stock Dividends, Subdivisions and Combinations. If at any time the Company (i) declares a dividend in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issues any shares of its capital stock by reclassification of the Common Stock, then the number and kind of Shares issuable upon exercise of the unexercised Options immediately after the happening of any such event will be adjusted to the number of shares of Common Stock which Kremser would have been entitled to receive pursuant to such event had he exercised all of the unexercised Options immediately prior to such event. The Exercise Price will then be adjusted so that the aggregate Exercise Price of the unexercised Options will not be affected by such adjustment to the number or kind of Shares.

                  (b) Adjustment of Exercise Price upon Issuance of Common Stock. If at any time the Company issues any shares of Common Stock for a consideration per share (i) less than the Exercise Price in effect immediately prior to the time of such issuance or (ii) less than the Market Price of Common Stock at the time of such issuance, except for issuances of the Shares pursuant to the Options, then the Exercise Price will be adjusted in accordance with the following formula:

                   N P
                   ---
            C'=  CO +  M
                 -------
                  O +  N

where:    C'  =  the adjusted Conversion Price
          C   =  the current Conversion Price
          O   =  the number of shares of Common Stock outstanding on the date of such issuance
          N   =  the number of additional shares of Common Stock issued

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            P    =  the issue price per share of the additional shares of Common
                    Stock
            M    =  the Market Price per share of Common Stock on the date of such issuance

                  (c) Issuance of Rights or Options. (i) In the event the Company grants (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any Convertible Securities, whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined as provided below) is less than the Exercise Price in effect immediately prior to the time of the granting of such rights or options (or less than the Market Price determined as of the date of granting such rights or options, as the case may be), then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options will (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share. Except as provided in clause (iii) of this subsection, no further adjustments of any Exercise Price will be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities. For the purposes of this clause (i), the price per share for which Common Stock is issuable upon the exercise of any such rights or options or upon conversion or exchange of any such Convertible Securities will be determined by dividing
(A) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such rights or options, plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options.

                           (ii) Issuance of Convertible Securities. In the event
the Company issues (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon conversion or exchange of such Convertible Securities (determined as provided below) is less than the Exercise Price in effect immediately prior to the time of such issue or sale (or less than the Market Price, determined as of the date of such issue or sale of such Convertible Securities, as the case may be), then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities will (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that (1) except as provided in clause (iii) of this subsection, no further adjustments of any Exercise Price will be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (2) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or

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any option to purchase any such Convertible Securities for which adjustments of any Exercise Price have been or are to be made pursuant to other provisions of this Section, no further adjustment of any Exercise Price will be made by reason of such issue or sale. For the purposes of this clause (ii), the price per share for which Common Stock is issuable upon conversion or exchange of Convertible Securities will be determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

                           (iii) Change in Option Price or Conversion Rate. If
the purchase price provided for in any rights or options referred to in clause
(i) above, or the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (i) or (ii) above, or the rate at which any Convertible Securities referred to in clause (i) or
(ii) above are convertible into or exchangeable for Common Stock, changes (other than under or by reason of provisions designed to protect against dilution), then the Exercise Price in effect at the time of such event will be readjusted to the Exercise Price that would have been in effect at such time had such rights, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such option or right or the termination of any such right to convert of exchange such Convertible Securities, the Exercise Price then in effect will be increased to the Exercise Price that would have been in effect at the time of such expiration or termination had such right, option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder will no longer be deemed to be outstanding. If the purchase price provided for in any such right or option referred to in clause (i) above or the rate at which any Convertible Securities referred to in clause (i) or (ii) above are convertible into or exchangeable for Common Stock, decreases at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the Exercise Price then in effect will be adjusted to such amount as would have resulted had such right, option or Convertible Security never been issued as to such Common Stock and had adjustments been made upon such issuance of Common Stock, but only if as a result of such adjustment the Exercise Price then in effect is decreased.

                           (iv) Consideration for Common Stock or Convertible
Securities. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any Common Stock or Convertible Securities are issued or sold for cash, the consideration received therefor will be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities are issued or sold for a consideration other than cash or securities, the amount of the consideration other than cash received by the Company will be deemed to be the Fair Market Value of such consideration without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection

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therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase such shares of Common Stock or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock are changed into or exchanged for the stock or other securities of another corporation), the amount of consideration therefor will be deemed to be the Fair Market Value of such portion of the assets and business of the non-surviving corporation as the Board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or options, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in which the previously outstanding shares of Common Stock are changed into or exchanged for the stock or other securities of another corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company will be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the Fair Market Value on the date of such transaction of all such stock or securities or other property of the other corporation, and if any such calculation results in adjustment of the Exercise Price, the determination of the number of shares of Common Stock issuable upon exercise of the Options immediately prior to such merger, consolidation or sale, for purposes of Section 9, will be made after giving effect to such adjustment of the Exercise Price.

                  (d) Adjustment for Certain Dividends or Distributions. If at any time the Company, by dividend or otherwise, distributes to the holders of its Common Stock cash or assets in the form of non-cash consideration (including, without limitation, evidences of its or its affiliates' indebtedness or securities and excluding distributions for which adjustments are required to be made pursuant to other provisions of this Section), Kremser will, upon exercise of the Options after the record date for such distribution or, in the absence of a record date, after the date of such distribution, receive, in addition to the Shares issuable upon such exercise and in lieu of any adjustment pursuant to subsection (d), the amount of such assets (or, at Kremser's option, cash in an amount equal to the Fair Market Value thereof) which would have been distributed to Kremser if Kremser had exercised the Options immediately prior to the record date for such distribution or, in the absence of a record date, immediately prior to the date fixed for such distribution.

                  (e) Adjustment of Shares. Whenever the Exercise Price is adjusted pursuant to this Section (other than pursuant to subsection (a)), the number of Shares issuable upon exercise of the unexercised Options will be adjusted so that the aggregate Exercise Price of the unexercised Options will not be affected by such adjustment to the Exercise Price.

                  (f) Minimum Adjustment of Exercise Price. Regardless of anything to the contrary in this Section, no adjustment of the Exercise Price will be made in an amount which would result in an adjustment of less than 1% of the Exercise Price, and any such lesser adjustment will be carried forward and will be made at the time of, and together with, the next subsequent adjustment that, together with any adjustments so carried forward, amount to an adjustment of at least 1% of the Exercise Price.

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                  (g) Other Adjustments to Exercise Price. The Company may make such reductions in the Exercise Price, in addition to those otherwise required by this Section, as it considers to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights will not be taxable to the recipients.

                   (h) Certain Events. If any event occurs as to which in the reasonable opinion of the Company, in good faith, the provisions of this Section are not strictly applicable but the lack of any adjustment would not fairly protect the rights of Kremser in accordance with the basic intent and principles of such provisions, then the Company (with the consent of Kremser) will in good faith make an adjustment to the application of such provisions in accordance with the basic intent and principles established in the other provisions of this Section, so as to preserve the rights of Kremser.

                  (i) Successive Adjustments. Any adjustments required by this Section will be made, to the extent applicable, successively whenever any event described in this Section will occur.

                  (j) Notice of Adjustment. Whenever the Exercise Price is adjusted pursuant to this Section, the Company will promptly (but in no event later than 10 calendar days thereafter) compute the adjusted Exercise Price and cause a notice setting forth such adjusted Exercise Price to be mailed to Kremser and will cause a certified copy thereof to be mailed to the transfer agent for the Common Stock (the "Transfer Agent"), if such Transfer Agent is other than the Company. The Company will, upon the request in writing of Kremser, retain a nationally recognized firm of independent public accountants selected by the Board to make any computation required by this clause, and a certificate signed by such firm will be conclusive evidence of the correctness of such adjustment, which will be binding on Kremser and the Company. The failure to give the notice required in this clause or any defect therein will not affect the legality or validity of the event causing the adjustment of the Exercise Price or the vote thereon or any other action taken in connection therewith.

         9. Substitution or Cancellation Upon Acquisition. In connection with any Acquisition Event, Kremser will be required to elect to make a final settlement for any unexercised Options in any one or more of the following manners:

                  (i) if the consideration to be received by holders of Common Stock in the Acquisition Event consists of securities, surrender such unexercised Options for cancellation in exchange for the payment in such securities in an amount the aggregate Market Price of which is equal to the excess of the aggregate Market Price of the securities which would be issued to the holder of the Shares issuable upon exercise of such Options in connection with such Acquisition Event over the aggregate exercise price of such Options;

                  (ii) surrender such unexercised Options for cancellation in exchange for the payment in cash of an amount not less than the excess of (A) the Fair Market Value of the consideration that would be received by the holder of the Shares issuable on exercise of such Options pursuant to the terms of the Acquisition Event minus, if the Acquisition Event is effected as a sale of assets, the liabilities of the Company and its subsidiaries attributable to

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such assets that are not assumed in such transaction allocated to such Shares on a pro rata basis, as determined by the Board in its reasonable discretion, over
(B) the aggregate Exercise Price of such Options; or

                  (iii) exercise such Options prior to the Acquisition Event so that Kremser will be entitled, with respect to the Shares acquired, to participate in the Acquisition Event as a holder of Common Stock.

         After an election by Kremser pursuant to this Section, such Options may be canceled by the Company upon the occurrence of the Acquisition Event and thereafter Kremser will be entitled only to receive the appropriate benefit pursuant to clause (i), (ii) or (iii) above, whichever may be applicable. The Board will in good faith separately value the Company if this Section is to be applied in a transaction constituting an Acquisition Event effected as part of a larger transaction in which no separate value is allocated to the Company.

         The provisions of this Section are not intended to be exclusive of any other arrangements that the Board may approve with the consent of Kremser for settlement of any unexercised Options in connection with an Acquisition Event or otherwise.

         10. Valuation and Withholding. If required by applicable law, the Company will, at the time of issuance of any Shares pursuant to this Agreement, provide Kremser with a statement of valuation of the Shares issued. The Company will be entitled to withhold amounts from Kremser's compensation or otherwise to receive an amount adequate to provide for any applicable federal, state and local income taxes (or to require Kremser to remit such amount as a condition of issuance).

         11. Rights of Option Holder. Kremser will have no rights as a stockholder with respect to the Shares until the exercise of the Options and payment of the full purchase price therefor in accordance with the terms of this Agreement.

         12. Fractional Shares. No fractional shares will be issued upon exercise of any of the Options. The Company will pay to Kremser, in cash at the time of issuance and delivery of the certificate or certificates representing the Shares, the amount derived by multiplying any fraction of a share otherwise issuable upon the exercise of such Options by the Market Price of a share of Common Stock.

         13. Restrictive Legend. Unless the issuance of the Shares has been registered under the Securities Act, upon exercise of the Options and the issuance of the Shares (in whole or in part), the Company will instruct its transfer agent to enter stop transfer orders with respect to Shares, and all certificates representing the Shares will bear substantially the following legend:


                           "The shares represented by this certificate have not
                  been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be sold, offered for sale, pledged, assigned, transferred or otherwise disposed of unless registered under that Act and any applicable state securities laws or an

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                  opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

         14. Representations and Warranties of the Company. The Company represents and warrants to Kremser that, as of the date of this Agreement:

                  (a) Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all necessary corporate power and authority to conduct its business as presently conducted and to enter into and perform its obligations under this Agreement.

                  (b) Capitalization of the Company. The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, each par value $0.001 per share. The Company will reserve a sufficient number of authorized but unissued shares of Common Stock (or, if required, other securities) for issuance upon exercise of any of the Options.

                  (c) Authority, Etc. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency or other laws affecting the rights of creditors generally and by general equitable principles.

                  (d) Shares. All Shares issued upon exercise of the Options, when issued in accordance with this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and will be free and clear of any security interest, pledge or other encumbrance.

         15. Investment Intent. Kremser represents and warrants to the Company that he is acquiring the Options and will acquire any Shares upon exercise of the Options for his own account for investment purposes only and not with a view to any distribution thereof.

         16. Hart-Scott-Rodino Compliance. If in the reasonable judgment of Kremser or the Company, Kremser's holding of Common Stock or other securities of the Company or his acquisition of Common Stock or other securities of the Company upon exercise of the Options or any other security convertible into, or any warrant, option or other right to acquire, Common Stock or other securities of the Company (the Options and such other convertible securities, warrants, options and rights being referred to individually as a "Derivative Security" and collectively as "Derivative Securities") would require a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the Company and Kremser each will take such actions as may be required promptly to comply with the requirements of the HSR Act relating to the filing and furnishing of information (an "HSR Report") to the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "DOJ"), such actions to include (i) preparing and cooperating with each other in preparing the HSR Report to be filed by or on behalf of each of them so as to avoid errors or inconsistencies between their HSR Reports in the description of the reported transaction and

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to permit the filing of their HSR Reports in a timely fashion, (ii) complying with any request for additional documents or information made by the FTC or the DOJ or by any court and assisting the other in so complying and (iii) causing all persons or entities which are part of the same "person" (as defined for purposes of the HSR Act) as such party to cooperate and assist in such compliance. Kremser and the Company each will pay any costs that it incurs in complying with the obligations set forth in this Section, except that each will bear one-half of any fee payable in connection with the filing of an HSR Report. It will be a condition precedent to the effectiveness of the conversion or exercise of any Derivative Security held by Kremser or any of his successors or assigns that either (i) no filing under the HSR Act by the holder of such Derivative Security would be required in connection with his acquisition of Common Stock or other voting securities upon such conversion or exercise or (ii) any applicable waiting period under the HSR Act has expired or been terminated. If an acquisition of securities of the Company by Kremser upon conversion or exercise of a Derivative Security requires the filing of an HSR Report, then any time period within which Kremser is required to convert or exercise such Derivative Security will be deemed extended, up to a maximum of 90 days, to permit compliance with the HSR Act, including filing of the requisite HSR Reports and expiration or termination of the applicable waiting period. If the waiting period has not so expired or been terminated prior to the end of such period of extension and of the period within which Kremser is required to convert or exercise such Derivative Security or if Kremser determines to withdraw his HSR Report, then the Company will use its best efforts to afford to Kremser the benefits intended to be provided by the Derivative Security by (i) granting to Kremser the right to acquire other securities of the Company having the same rights, privileges and preferences as the securities originally to be acquired, except that such other securities will not possess voting rights, on the same terms as the securities originally to be acquired or (ii) if such replacement right cannot be granted, providing to Kremser such other right as may reasonably represent the value of the conversion or exercise right required to be foregone.

         If Kremser, in his sole opinion, considers a request from a governmental agency for additional data and information in connection with the HSR Act to be unduly burdensome, Kremser may withdraw his HSR Report and rescind his conversion or exercise of the affected Derivative Security, in which case his rights will be the same as existed immediately before such attempted conversion or exercise and, in addition, Kremser will have the rights described in the last sentence of the preceding paragraph.

         The provisions of this Section will (i) survive the exercise of the Options, (ii) apply to any Derivative Security now held by Kremser and, absent any provision expressly to the contrary set forth therein, to each Derivative Security hereafter acquired by Kremser and (iii) inure to the benefit of, and be binding on, Kremser, the Company and their respective successors and assigns, including, in the case of Kremser, any transferee of a Derivative Security.

         17. Miscellaneous Provisions.

                  (a) Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, and all of which taken together will constitute one and the same agreement.

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
                  (b) Notices. All notices and other communications under this Agreement will be in writing and will be deemed to have been duly given when:
(i) personally delivered (including delivery by Federal Express or other nationally recognized overnight courier) or (ii) sent by telecopy, receipt confirmed, as follows:

              If to the Company, to:

                          Unison HealthCare Corporation
                          8800 North Gainey Center Drive, Suite 245
                          Scottsdale, Arizona 85258
                          Telecopy: (602) 481-6479

              with a copy to:

                          Quarles & Brady
                          One East Camelback Road, Suite 400
                          Phoenix, Arizona 85012-1649
                          Telecopy: (602) 230-5598
                          Attn: Mark N. Rogers, Esq.

              If to Kremser, to:

                          David A. Kremser
                          784 Yankee Creek Road
                          Evergreen, Colorado 80439
                          Telecopy: (303) 670-5307


              with a copy to:

                          Sherman & Howard L.L.C.
                          633 Seventeenth Street, Suite 3000
                          Denver, Colorado 80202
                          Telecopy: (303) 298-0940
                          Attn: Charles Y. Tanabe, Esq.

or to such other addresses and numbers as may be provided by the parties from time to time by notice.

                  (c) Amendment. No provision of this Agreement may be modified, amended, waived or discharged in any manner except by a written instrument executed by each of the parties.

                  (d) Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter of this Agreement, and supersedes all prior agreements and understandings of the parties, oral or written, with respect to the subject matter of this Agreement.

                  (e) Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without reference to conflicts of law provisions.

                  (f) Headings. The headings contained in this Agreement are for convenience of reference only and will not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

                  (g) Binding Effect; Successors. This Agreement will inure to the benefit of, and be binding upon, the parties and their respective heirs, legal representatives, successors and permitted assigns.

                  (h) Waiver. The failure or delay of either party at any time to enforce any provision of this Agreement will not be deemed to be a waiver of any such provision or in any way to affect the validity of any provision of this Agreement or the right of either party thereafter to enforce any provision of this Agreement. No waiver of any breach of any provision of this Agreement will be effective unless in writing executed by the party against whom or which enforcement of such waiver is sought and no waiver of any such breach will be construed or deemed to be a waiver of any other or subsequent breach.

                  (i) Severability. If any provision of this Agreement, or the application of such provision to any Person or circumstance, is found by a court of competent jurisdiction to be unenforceable for any reason, such provision may be modified or severed from this Agreement to the extent necessary to make such provision enforceable against such person or in such circumstance. Neither the unenforceability of such provision nor the modification or severance of such provision will affect (i) the enforceability of any other provision of this Agreement or (ii) the enforceability of such provision against any Person or in any circumstance other than those against or in which such provision is found to be unenforceable.

         IN WITNESS WHEREOF, the parties have executed this Option Agreement as of the date first written above.


                                         UNISON HEALTHCARE CORPORATION



                                         By: /s/ Phillip R. Rollins
                                            -----------------------------------
                                         Name: Phillip R. Rollins
                                               --------------------------------
                                         Title: EVP/COO
                                                -------------------------------

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